UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Logan Ridge Finance Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LRFC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 29, 2025, Logan Ridge Finance Corporation, a Maryland corporation (“LRFC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN” and, together with LRFC, the “Funds” and each, a “Fund”); Portman Ridge Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”); solely for the limited purposes set forth therein, Mount Logan Management LLC, a Delaware limited liability company and the external investment adviser to LRFC (“Mount Logan”); and, solely for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“SCIM”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), Merger Sub will be merged with and into LRFC (the “First Merger”), with LRFC continuing as the surviving company and as a wholly-owned subsidiary of PTMN. Immediately after the Effective Time, LRFC will merge with and into PTMN (the “Second Merger” and, together with the First Merger, the “Mergers”), with PTMN continuing as the surviving company. The boards of directors of both PTMN (the “PTMN Board”) and LRFC (the “LRFC Board” and, together with the PTMN Board, the “Boards”), including all of the respective directors (the “Independent Directors”) who are not “interested persons” of either Fund or its respective external investment adviser, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), in each case, on the recommendation of a special committee (a “Special Committee”) comprised solely of the Independent Directors of PTMN or LRFC, as applicable, have approved, among other things, the Merger Agreement and the transactions contemplated thereby (the “Transactions”). The parties to the Merger Agreement intend for the Mergers, taken together, to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Review Code of 1986, as amended (the “Code”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of LRFC (“LRFC Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by PTMN or any of its consolidated subsidiaries, including Merger Sub) will be converted into the right to receive 1.500 newly-issued shares of common stock, par value $0.01 per share, of PTMN (“PTMN Common Stock”), with cash to be paid (without interest) in lieu of fractional shares (the “Merger Consideration”). LRFC has no preferred stock outstanding, and no preferred stock will be issued by PTMN as a result of the Mergers.

Tax Distribution

Prior to the closing of the Mergers, LRFC will declare and pay to LRFC stockholders one or more dividends in order for LRFC to maintain its qualification as a “regulated investment company” under the Code and to avoid the imposition of material income tax on LRFC’s undistributed income under Section 852(b) of the Code for any taxable year ending before the closing of the Mergers, which amount is required to be no less than $1.0 million. As of the date of the execution of the Merger Agreement, LRFC estimated this amount to be less than approximately $1.5 million.

Termination Rights

The Merger Agreement contains customary termination rights for each of the PTMN and LRFC, including the requirement that shareholders of PTMN and LRFC approve the First Merger. Further, the Merger Agreement provides each Special Committee a termination right that allows for the applicable party (on the recommendation of the applicable Special Committee) to terminate the Merger Agreement if the applicable Special Committee has determined, reasonably and in good faith, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, as a result of events or other circumstances occurring or arising after the date of the signing of the Merger Agreement that were not known to the applicable Board, that the interests of their respective stockholders would be diluted within the meaning of Rule 17a-8 under the 1940 Act as a result of the Transactions.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of PTMN, LRFC, Mount Logan and SCIM, subject to specific exceptions and qualifications. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of PTMN’s and LRFC’s businesses during the period prior to closing of the Mergers, the preparation of a registration statement on Form N-14 (the “Registration Statement”), the holding of special meetings of the stockholders of PTMN and LRFC, and obtaining certain regulatory and third party consents, if any. PTMN and LRFC have agreed to convene and hold stockholder meetings for the purposes of obtaining the approvals required of PTMN’s and LRFC’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The Merger Agreement includes restrictions on the ability of PTMN and LRFC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued. However, either of the Boards may, subject to certain conditions, change its recommendation to its respective Fund’s stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if its Special Committee determines in its reasonable good faith judgement, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to take such action would be a breach of the Board’s statutory or fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by the other Fund).

Conditions to the Mergers

Consummation of the Mergers, which is currently anticipated to occur during the second quarter of calendar year 2025, is subject to certain closing conditions, including, but not limited to, (1) requisite approvals of PTMN’s and LRFC’s stockholders, (2) effectiveness of the Registration Statement for the PTMN Common Stock to be issued as consideration in the First Merger, (3) the authorization for listing on the NASDAQ Global Select Market of the PTMN Common Stock to be issued as consideration in the First Merger, (4) the absence of litigation or certain legal impediments to the consummation of the Mergers, (5) required regulatory approvals, (6) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (7) the receipt of any approvals required in connection with LRFC’s indebtedness and (8) the shares of the PTMN Common Stock to be issued as consideration in the First Merger being sold at a price equal to or greater than the net asset value per share.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Forward Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of PTMN and LRFC, and distribution projections; business prospects of PTMN and LRFC, and the prospects of their portfolio companies; and the impact of the investments that PTMN and LRFC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the merger on the expected timeline, or at all; (ii) the expected synergies and savings associated with the merger; (iii) the ability to realize the anticipated benefits of the merger, including the expected elimination of certain expenses and costs due to the merger; (iv) the percentage of PTMN shareholders and LRFC shareholders voting in favor of the applicable Proposal (as defined below) submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the merger; (ix) any potential termination of the merger agreement; (x) the future operating results and net investment income projections of PTMN, LRFC or, following the closing of the merger, the combined company; (xi) the ability of Sierra Crest to implement its future plans with respect to the combined company; (xii) the ability of Sierra Crest and its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of PTMN, LRFC or, following the closing of the merger, the combined company, and the prospects of their portfolio companies; (xiv) the impact of the investments that PTMN, LRFC or, following the closing of the merger, the combined company expect to make; (xv) the ability of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company to achieve their objectives; (xvi) the expected financings and investments and additional leverage that PTMN, LRFC or, following the closing of the merger, the combined company may seek to incur in the future; (xvii) the adequacy of the cash resources and working capital of PTMN, LRFC or, following the closing of the merger, the combined company; (xviii) the timing of cash flows, if any, from the operations of the portfolio companies of PTMN, LRFC or, following the closing of the merger, the combined company; (xix) the risk that stockholder litigation in connection with the merger may result in significant costs of defense and liability; and (xx) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). PTMN and LRFC have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although PTMN and LRFC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that PTMN and LRFC in the future may file with the SEC, including the Joint Proxy Statement and Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This document relates to the proposed merger and certain related matters (the “Proposals”). In connection with the Proposals, PTMN will file with the SEC and mail to its and LRFC’s respective shareholders a combined joint proxy statement for PTMN and LRFC and a prospectus of PTMN (the “Registration Statement”). The Registration Statement will contain important information about PTMN, LRFC and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF PTMN AND LRFC ARE URGED TO READ THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PTMN, LRFC AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by PTMN, from PTMN’s website at https://www.portmanridge.com, and, for documents filed by LRFC, from LRFC’s website at https://www.loganridgefinance.com.

Participants in the Solicitation

PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of PTMN is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024. LRFC, its directors, certain of its executive officers and certain employees and officers of Mount Logan and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of LRFC is set forth in the proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the PTMN and LRFC shareholders in connection with the Proposals will be contained in the Registration Statement, including the Joint Proxy Statement included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, LRFC or in any fund or other investment vehicle managed by BC Partners or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger by and among Portman Ridge Finance Corporation, Logan Ridge Finance Corporation, Portman Ridge Merger Sub, Inc., Mount Logan Management LLC (for the limited purposes set forth therein) and Sierra Crest Investment Management LLC (for the limited purposes set forth therein), dated as of January 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer

Date: February 4, 2025

[Signature Page to Merger Signing 8-K (LRFC)]